UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2019

PERCEPTRON INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47827 Halyard Drive, Plymouth, MI 48170-2461

(Address of Principal Executive Offices, and Zip Code)

(734)414-6100

Registrant’s Telephone Number, Including Area Code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRCP	NASDAQ Global Market

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 13, 2019, Perceptron, Inc. (the “Company”) entered into the Fifth Amendment to Standstill Agreement (the “Standstill Agreement Amendment”) with Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation (collectively, “Harbert”), which amended the Standstill Agreement, dated August 9, 2016, between the Company and Harbert. Among other things, the Standstill Agreement Amendment (i) modified certain limitations related to Harbert’s right to acquire shares of common stock of the Company (the “Shares”) held by Moab Partners, L.P. and Moab Capital Partners, LLC (collectively, “Moab”), (ii) requires that the Company nominate, recommend and support John Bryant for election at the 2019 Annual Meeting of Shareholders of the Company, (iii) modified certain provisions relating to the composition of the Company’s Board of Directors and (iv) extended the term of the Standstill Agreement until thirty days prior to the deadline for a shareholder to submit nominations at the 2020 Annual Meeting of Shareholders of the Company.

The foregoing description of the Standstill Agreement Amendment is not complete and is qualified in its entirety by reference to the Standstill Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 13, 2019, the Company entered into the Fifth Amendment to Voting Agreement (the “Voting Agreement Amendment”) with Moab, which amended the Voting Agreement (the “Voting Agreement”), dated August 9, 2016, between the Company and Moab. The Voting Agreement Amendment waived certain limitations related to Moab’s right to sell the Shares and provides for the termination of the Voting Agreement upon the completion of the sale of the Shares, which occurred on June 13, 2019.

The foregoing description of the Voting Agreement Amendment is not complete and is qualified in its entirety by reference to the Voting Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description
Exhibit 10.1	Fifth Amendment to Standstill Agreement, dated June 13, 2019, between the Company, Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation.

Exhibit 10.2	Fifth Amendment to Voting Agreement, dated June 13, 2019, between the Company, Moab Partners, L.P. and Moab Capital Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: June 14, 2019	/s/ David L. Watza
By: David L. Watza
Its: President, Chief Executive Officer and Chief Financial Officer